WisdomTree Trust

(the “Trust”)

Supplement dated October 10, 2024 to the

Trust’s currently effective Summary Prospectuses,

Statutory Prospectuses, and Statements of Additional Information

Effective October 21, 2024, the Trust expects to begin transitioning its primary post-trade service provider relationship to The Bank of New York Mellon (“BNY”). The transition is expected to be completed prior to November 30, 2024, after which time BNY will serve as custodian and foreign custody manager, administrator, transfer agent, and securities lending agent for each series of the Trust.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-CATS-1024